UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2010

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52155	76-0662382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Fannin, Suite 1850 Houston, Texas		77010
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (713) 659-3855

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01	Other Events.

In connection with the previously announced rights offering by GeoMet, Inc. (the “Company”) of transferable subscription rights to the holders of the Company’s common stock to purchase 4,000,000 shares of Series A Convertible Redeemable Preferred Stock, the Company is filing the items included as exhibits to this current report on Form 8-K for the purpose of incorporating such items as exhibits in the Company’s Registration Statement on Form S-3 (File No. 333-163193).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Subscription Rights Certificate

99.1	Instructions as to Use of Subscription Rights Certificates

99.2	Form of Notice of Guaranteed Delivery for Subscription Rights Certificates

99.3	Form of Letter to Stockholders who are Record Holders

99.4	Form of Letter to Nominee Holders whose Clients are Beneficial Holders

99.5	Form of Letter to Clients of Nominee Holders

99.6	Nominee Holder Certification

99.7	Beneficial Owner Election Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)

Dated: July 29, 2010	By:	/S/ William C. Rankin

	Name:	William C. Rankin
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Subscription Rights Certificate

99.1	Instructions as to use of Subscription Rights Certificates

99.2	Form of Notice of Guaranteed Delivery for Subscription Rights Certificates

99.3	Form of Letter to Stockholders who are Record Holders

99.4	Form of Letter to Nominee Holders whose Clients are Beneficial Holders

99.5	Form of Letter to Clients of Nominee Holders

99.6	Nominee Holder Certification

99.7	Beneficial Owner Election Form